EXHIBIT 10.30

SECOND AMENDMENT TO SECURITY AGREEMENT

This SECOND AMENDMENT TO SECURITY AGREEMENT (the “Second Amendment”) is made as of December 6, 2006 between the lenders listed on the signature page hereto (hereinafter, collectively, the “Secured Parties”) and Access Pharmaceuticals, Inc., a Delaware corporation with its chief executive office located at 2600 Stemmons Freeway, Suite 176, Dallas, Texas 75207, Attention: President (the “Debtor”).

WHEREAS, on February 16, 2006, the Debtor issued in favor of each of the Secured Parties, promissory notes (collectively the “February Notes”), in the aggregate principal amount of Five Million Dollars ($5,000,000); such February Notes were issued pursuant to the terms of a Convertible Note and Warrant Purchase Agreement dated as of February 16, 2006 between the Debtor and the Secured Parties;

WHEREAS, in connection with the issuance of the February Notes, the Debtor entered into that certain Security Agreement dated as of February 16, 2006, between the Debtor and the Secured Parties (the “Security Agreement”);

WHEREAS, on October 24, 2006, the Debtor issued in favor of certain of the Secured Parties (the “October Secured Parties”), promissory notes (collectively the “October Notes”), in the aggregate principal amount of Five Hundred Thousand Dollars ($500,000); such October Notes were issued pursuant to the terms of a Convertible Note and Warrant Purchase Agreement dated as of October 24, 2006 between the Debtor and the October Secured Parties;

WHEREAS, in connection with the issuance of the October Notes, the Debtor entered into that certain Security Agreement Amendment dated as of October 24, 2006, between the Debtor, the Secured Parties and the October Secured Parties (the “First Amendment”);

WHEREAS, on the date hereof, the Debtor has issued in favor of certain of the Secured Parties (the “December Secured Parties”), promissory notes (collectively the “December Notes”), in the aggregate principal amount of Five Hundred Thousand Dollars ($500,000); such Notes have been issued pursuant to the terms of a Convertible Note and Warrant Purchase Agreement (the “December Purchase Agreement”) of even date herewith between the Debtor and the December Secured Parties (such transaction, the “December Financing”);

WHEREAS, it is a condition precedent to the December Secured Parties’ making any loans under December Purchase Agreement and the December Notes or otherwise extending credit to the Debtor that the Debtor execute and deliver this Second Amendment; and

WHEREAS, the Debtor and each of the Secured Parties desires to further amend the Security Agreement as amended pursuant to the First Amendment in order to secure the Debtor’s obligations pursuant to the December Notes;

NOW, THEREFORE, in consideration of the premises and to induce the December Secured Parties to extend the loans to the Debtor pursuant to the December Notes, the Debtor and the Secured Parties hereby agree as follows:

1. Capitalized Terms. Capitalized terms used and not defined herein shall have the respective meanings ascribed to such terms in the Security Agreement, as amended.

2. Amendment to the Security Agreement.

(a) Section 1(c) of the Security Agreement, as amended pursuant to the First Amendment is hereby further amended by inserting the following defined terms in appropriate alphabetical order therein; provided that if any of the following defined terms are defined in the Security Agreement, as amended pursuant to the First Amendment, such defined terms shall be deleted in their entirety and replaced with the defined terms as set forth herein:

“Note” and “Notes” means the February Notes, the October Notes and/or the December Notes. This definition shall supersede the definition of such terms set forth in the recitals to this Agreement.

“December Notes” means the Secured Convertible Promissory Notes of the Debtor in the aggregate principal amount of Five Hundred Thousand Dollars ($500,000) issued pursuant to the December Purchase Agreement.

“December Purchase Agreement” means the Convertible Note and Warrant Purchase Agreement dated as of December 6, 2006, between the Debtor and certain of the Secured Parties.

“Purchase Agreement” means the February Purchase Agreement, the October Purchase Agreement and/or the December Purchase Agreement. This definition shall supersede the definition of such term in the recitals to this Agreement.”

3. Consent to December Financing. The Secured Parties hereby consent to the December Financing and, in connection therewith, the Debtor’s execution, delivery and performance of the December Purchase Agreement, the sale of the December Notes and the consummation of the other transactions and execution of the other agreements and documents contemplated by the December Purchase Agreement.

4. Full Force and Effect of the Security Agreement. Except as specifically amended hereby, the Security Agreement, as amended pursuant to the First Amendment, shall remain of full force and effect and is hereby ratified and affirmed in all respects.

5. Governing Law, etc. This Second Amendment shall be deemed to be a contract made under the laws of the State of New York and shall be construed in accordance with such laws.

6. Counterparts; Facsimile Execution. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Executed signature pages delivered by facsimile or other means of electronic image transmission shall have the same force and effect as an original thereof.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Security Agreement to be duly executed and delivered as of the date first above written.

ACCESS PHARMACEUTICALS, INC.

By:   /s/ Stephen B. Thompson
Name: Stephen B. Thompson
Title: VP - CFO

OMNIBUS SIGNATURE PAGE TO
ACCESS PHARMACEUTICALS, INC.
SECOND AMENDMENT TO SECURITY AGREEMENT

The undersigned, as a Secured Party, hereby executes and delivers the Second Amendment to Security Agreement to which this signature page is attached, which, together with all counterparts of the Second Amendment to Security Agreement and signature pages of the other parties named in said Second Amendment to Security Agreement, shall constitute one and the same document in accordance with the terms of the Second Amendment to Security Agreement.

Print Name:	SCO Capital Partners LLC

By:	/s/ Steven H. Rouhandeh
Name:	Steven H. Rouhandeh
Title:	Chairman

OMNIBUS SIGNATURE PAGE TO
ACCESS PHARMACEUTICALS, INC.
SECOND AMENDMENT TO SECURITY AGREEMENT

The undersigned, as a Secured Party, hereby executes and delivers the Second Amendment to Security Agreement to which this signature page is attached, which, together with all counterparts of the Second Amendment to Security Agreement and signature pages of the other parties named in said Second Amendment to Security Agreement, shall constitute one and the same document in accordance with the terms of the Second Amendment to Security Agreement.

Print Name:	Lake End Capital LLC

By:	/s/ Jeffrey B. Davis
Name:	Jeffrey B. Davis
Title:	Chairman

OMNIBUS SIGNATURE PAGE TO
ACCESS PHARMACEUTICALS, INC.
SECOND AMENDMENT TO SECURITY AGREEMENT

The undersigned, as a Secured Party, hereby executes and delivers the Second Amendment to Security Agreement to which this signature page is attached, which, together with all counterparts of the Second Amendment to Security Agreement and signature pages of the other parties named in said Second Amendment to Security Agreement, shall constitute one and the same document in accordance with the terms of the Second Amendment to Security Agreement.

Print Name:	Beach Capital LLC

By:	/s/ Steven H. Rouhandeh
Name:	Steven H. Rouhandeh
Title:	Chairman

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